Microwave Filter Company,  Inc.
                              6743 Kinne Street
                        East Syracuse, New York 13057

                   Notice of Annual Meeting Of Shareholders



To the Shareholders of Microwave Filter Company, Inc.:

     At the direction of the Board of Directors of Microwave Filter Company, Inc., a New York corporation (the "Company"), notice is hereby given that the Annual meeting of Shareholders of the Company (the "Meeting") will be held at 10:00 a.m. on Monday, March 11, 1996 at the Syracuse Marriott, Carrier Circle, East Syracuse, New York 13057 for the purpose of voting on the following matters:


        1. The election of 9 directors to hold office until the Annual Meeting of the Shareholders at which their term expires or until their successors have been duly elected.

        2. To consider and act upon a proposed Amendment to the Bylaws to provide for the classification of the Board of Directors into three classes.

        3. To consider and act upon a proposed Amendment to the Bylaws to provide that the size of the Board of Directors shall be nine or less.

        4. To consider and act upon a proposed Amendment to the Bylaws that Directors may be removed only for cause by a majority vote of the Board then in office or by a two thirds (2/3) vote of the shareholders.

        5. To consider and act upon a proposed Amendment to the Bylaws that any vacancy on the Board shall be filled by the remaining Directors then in office, whether or not there is a quorum, only until the next annual meeting and thereafter until a successor shall be elected and shall qualify.

        6. To consider and act upon a proposed Amendment to the Bylaws to provide that a special meeting of the shareholders may be called by the Chairman of the Board or the President, and shall be called by the Chairman of the Board or the Corporate Secretary upon written request from a majority of the Board of Directors or two thirds (2/3) of the outstanding shares entitled to vote in the election of Directors.

        7. To consider and act upon a proposed Amendment to the Certificate of Incorporation to provide that advance notice of shareholder nominations for the election of Directors and of shareholder proposals for action at annual and special shareholder meetings shall be given and certain information shall be provided with respect to shareholder nominees and shareholder proposals. This proposed Amendment to the Certificate of Incorporation currently exists as Article III "Notice of Shareholder Business and Nominations" of the Bylaws.

        8. To consider and act upon a proposed Amendment to the Certificate of Incorporation to adopt Article XII - "Indemnification and Insurance" of the Company Bylaws as an Amendment to the Certificate of Incorporation.

        9. To consider and act upon a proposed Amendment to the Certificate of Incorporation to provide that Directors' liability to the Company or its shareholders shall be limited to the fullest extent permitted by law.

        10. To consider and act upon a proposed Amendment to the Certificate of Incorporation to provide that the shareholder vote required to alter, amend or repeal the foregoing Amendments is increased from a majority vote of the shareholders to two thirds (2/3) of the outstanding shares entitled to vote in the election of Directors.

        11. The ratification of Coopers & Lybrand L.L.P. as the Company's independent auditors for the fiscal year ending September 30, 1996.

        12. To consider and act upon a proposed shareholder resolution by Mr. David Silver, with regard to the rescindment and replacement of Bylaw
Article XII "Indemnification  and Insurance".

The Board of Directors has fixed the close of business on February 9, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting, or any adjournments thereof.

        By order of the Board of Directors



        Louis S. Misenti
        Chairman of the Board

Dated:  February 20, 1996
Syracuse, New York

YOUR VOTE IS IMPORTANT. YOU ARE THEREFORE REQUESTED TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, EVEN IF YOU EXPECT TO BE PRESENT AT THE MEETING. YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE MEETING, OR IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AT THAT TIME AND VOTE IN PERSON IF YOU WISH.

                        MICROWAVE FILTER COMPANY, INC.

              Proxy Statement for Annual Meeting of Shareholders



General

     The enclosed Proxy is solicited on behalf of the Board of Directors of Microwave Filter Company, Inc. (the "Company") for use at the Company's Annual Meeting of Shareholders (the "Annual Meeting") to be held on Monday, March 11, 1996 at 10:00 a.m. local time or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Syracuse Marriott, Carrier Circle, East Syracuse, New York 13057.

     The Company's principal executive offices are located at 6743 Kinne Street, East Syracuse, New York 13057. The telephone number at that address is (315) 437-3953.

     These proxy solicitation materials and the Annual Report to Shareholders were first mailed on or about February 20, 1996 to all shareholders entitled to vote at the Annual Meeting.


Record Date and Shares Outstanding

     Shareholders of record at the close of business on February 9, 1996 are entitled to notice of, and to vote at, the Annual Meeting. At the record date 3,531,633 shares of the Company's common stock were issued, outstanding and entitled to vote at the Annual Meeting.


Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.


Voting and Solicitation

     Every shareholder voting for the election for Directors and on the other matters presented in this proxy is entitled to one vote for each share held of record on the record date.

     The cost of this solicitation will be borne by the Company. The Company has retained Regan & Associates to assist in the solicitation of proxies at a fee of $6,000 plus reimbursement of reasonable expenses. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies also may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or by telegram.


Deadline for Receipt of Shareholder Proposals

     Proposals of shareholders which are intended to be presented by such shareholders at the Company's 1997 Annual Meeting must be received by the Secretary of the Company at the Company's principal executive offices no later than November 4, 1996 in order to be included in the proxy soliciting material relating to that meeting.

Resolutions

     Pursuant to a resolution by the Board of Directors, Mr. Robert Portmess, a former officer of the Corporation, was reimbursed for legal fees in the amount of $797.90.

                      PROPOSAL ONE ELECTION OF DIRECTORS

Nominees

     A Board of nine Directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nine nominees named below, all of whom are presently Directors of the Company. In the event that any nominee is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. A term of office for each person elected as a Director will continue to the Annual Meeting of Shareholders at which their term expires or until his or her successor has been elected and qualified. It is not expected that any nominee will be unable or will decline to serve as a Director. In the event that the Amendment to the Bylaws proposed herein to provide for the classification of the Board of Directors is approved, one class of three (3) Directors would hold office initally for a term expiring at the 1997 (Class I) Annual Meeting; another class, (Class II), would hold office initially for a term expiring at the 1998 Annual Meeting; and another class, (Class III), would hold office initially for a term expiring at the 1999 Annual Meeting.

        The name of and certain information regarding each nominee is set forth below.

Director                       Principal Occupation

TRUDI B. ARTINI                Mrs. Artini is an independent investor
Age 73                         in MFC and various other business
Director since 1974            enterprises in Syracuse, New York.
Class I


DAVID B. ROBINSON, MD          Dr. Robinson was a Professor of
Age 71                         Psychiatry and Director of the Adult
Director since 1977            Psychiatric In-Patient Unit of the
Class I                        Upstate Medical Center of the State
                               University of New York since July of
                               1958, until his retirement in 1985.  He
                               continues as a Consulting Psychiatrist
                               at Upstate Medical Center, Syracuse, New
                               York.  He has served as a Skaneateles
                               Town Councilman since 1989 and has been
                               a Board member of the Skaneateles
                               Festival of Chamber Music since 1980.


SIDNEY CHONG                   Mr. Chong is manager of financial
Age 54                         reports and corporate accounting for the
Director since 1995            Carrols Corp. in Syracuse.  Prior to
Class II                       joining the Carrols Corp., he was a
                               senior accountant with Price Waterhouse
                               and Co. in New York City. Mr. Chong has a bachelor of science degree from California State University.


DAN GALBALLY                   Mr. Galbally is controller of Evaporated
Age 48                         Metal Films (EMF) in Ithaca, NY.  Before
Director since 1995            joining EMF, he worked as controller and
Class III                      acting Vice President of Finance at
                               Philips Display Components Co. He has a bachelor's degree in accounting and an MBA from Syracuse University.


LOUIS MISENTI                  Mr. Misenti has been President and
Age 68                         Principal shareholder of SCI Corp.,
Director since 1976            Syracuse, New York since 1984.  SCI
Class II                       manufactures polishing compounds for the
                               automobile and silverware industries.
                               Mr. Misenti is also managing partner of
                               Northern Pines Golf Course, Cicero, New
                               York which was founded in 1970.  He was
                               elected Chairman of the Board of
                               Directors of MFC on March 27, 1993.


CARL F. FAHRENKRUG, PE         Mr. Fahrenkrug was appointed President
Age 53                         and Chief Executive Officer of MFC on
Director since 1984            October 7, 1992.  He has also served as
Class III                      President and Chief Executive Officer of
                               NSI since prior to 1986.  He served as
                               V.P. of Engineering at Microwave
                               Systems, Inc., Syracuse, N.Y. from 1972-
                               1976.  Mr. Fahrenkrug has a B.S. and
                               M.S. in Engineering and an MBA from
                               Syracuse University.

MILO PETERSON                  Mr. Peterson has served as Executive
Age 55                         Vice President and Corporate Secretary
Director since 1990            of NSI since January 1, 1992.  Since
Class I                        January 1, 1992, he has also served as
                               MFC Production Consultant to the
                               President. Prior to January 1, 1992, he served as Executive Vice President of NSI. Mr. Peterson graduated from programs at Yale University and Syracuse
                               University.  He served as V.P. of
                               Manufacturing of Microwave Systems,
                               Inc., Syracuse, N.Y. from 1970-1976. He was elected Corporate Secretary of MFC on March 27, 1993.


FRANK S. MARKOVICH             Mr. Markovich is a self-employed
Age 51                         consultant in the manufacturing and
Director since 1992            operations field.  Prior to that he was
Class III                      the Director of the Manufacturing
                               Extension Partnership at UNIPEG
                               Binghamton.  He held various high level
                               positions in operations, quality and
                               product management in a 20 year career
                               with BF Goodrich Aerospace, Simmonds
                               Precision Engine Systems of Norwich, New
                               York.  He completed US Navy Electronics
                               and Communications Schools and received
                               an MBA from Syracuse University.


ROBERT R. ANDREWS              Mr. Andrews is the President and
Age 54                         Principal shareholder of Morse
Director since 1992            Manufacturing Co., Inc., East Syracuse,
Class II                       N.Y. which produces specialized material
                               handling equipment and has served in
                               that capacity since prior to 1985.  He
                               received a B.A. degree from Arkansas
                               University and has served as Vice
                               President and a Director of the
                               Manufacturers' Association of Central
                               New York, President of the Citizens
                               Foundation, a Trustee of Dewitt
                               Community Church, Director of the
                               Salvation Army and Chairman of the
                               Business and Industry Council of
                               Onondaga Community College.

Board Meetings and Committees

     The Board of Directors held a total of five meetings during the fiscal year ending September 30, 1995. No Director attended fewer than 75% of all such meetings of the Board of Directors and of the Committees, if any, on which such Directors served.

     The Company's Finance and Audit Committee currently consists of Sidney Chong, Chair, Daniel Galbally, Frank S. Markovich and Robert R. Andrews. The Finance and Audit Committee reviews and approves the scope of the audit performed by the Company's independent auditors as well as the Company's accounting principles and internal accounting controls. The Finance and Audit Committee held three meetings during fiscal year 1995.

     The Company's Compensation Committee currently consists of Trudi B. Artini, Chair, Frank S. Markovich, David B. Robinson, M.D., Daniel Galbally, and Robert R. Andrews. The Compensation Committee reviews compensation and benefits for the Company's executives. The Compensation Committee held one meeting during fiscal year 1995.

     The Company's Nominating Committee currently consists of David B. Robinson, M.D., Chair, Trudi B. Artini, Carl F. Fahrenkrug, P.E., Milo Peterson and Frank S. Markovich. The Nominating Committee will consider nominees for the Board of Directors recommended by shareholders if such recommendations are in writing and are mailed to the Secretary of the Company at the Company's principal executive office. The Nominating Committee did not hold any meetings during fiscal year 1995.

     The Company also has a standing Executive Committee and Operations
Committee.


                          Compensation of Directors

     The Company pays Directors' fees to each Director who is not an employee of the Company (currently seven persons). During fiscal year 1995, outside Directors received fees of $200 per Board meeting and $100 per Committee meeting, with the exception of the Executive Committee whose members receive $200 per meeting. The Company also reimburses Directors for reasonable expenses incurred in attending meetings. Outside Directors have the option of receiving their compensation for meetings in the form of restricted shares of the Company's common stock. For this purpose, shares are valued at 85% of the mean between the bid and asked price of the stock at the beginning of each quarter. During fiscal 1995, 14,636 shares were issued to Directors in lieu of Directors' fees.

        Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information regarding beneficial ownership of the Company's common stock as of February 9, 1996 (i) by each person who is known by the Company to own beneficially more than 5% of the Company's common stock, (ii) each Director of the Company and (iii) all Directors and Executive Officers as a group.


Directors, Officers                                Shares Beneficially Owned
5% Shareholders                                  Number                Percent

Carl F. Fahrenkrug*                              374,433                 10.6%
and Rita Fahrenkrug
8365 Indian Hill Road
Manlius, NY  13104

Louis S. Misenti *                               333,335                  9.4%
140 Clearview Road
Dewitt, NY  13214

Milo Peterson *                                  168,037                  4.8%
Trudi B. Artini *                                106,230                  3.0%
David B. Robinson, M.D.*                         114,997                  3.3%
Frank S. Markovich *                               2,233                   **
Daniel Galbally *                                    780                   **
Sidney Chong *                                     2,705                   **
Robert R. Andrews *                                1,214                   **
Richard L. Jones                                  30,908
Robert Hamister                                      124                   **

All Directors and Executive
Officers as a group (eleven persons)           1,134,996                 32.1%

*Directors of the Company.
**Denotes less than one percent of class.

Frederick A. Dix                                 243,627                  6.9%
and Margorie Dix
209 Watson Road
N. Syracuse, NY  13212

                   EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

     The following table sets forth the annual and long-term compensation of the Company's Chief Executive Officer for services to the Company during the three fiscal years ended September 30, 1995.

                                                     Annual Compensation
                                                                   Salary
Name and Principal Position                         Year             $
Carl F. Fahrenkrug
President and CEO (1)                               1995           91,775
                                                    1994           95,522
                                                    1993           93,802
(1) Mr. Fahrenkrug was elected President and CEO on October 7, 1992


Compensation Committee Interlocks and Insider Participation

     No member of the Compensation Committee was or is an officer or employee of the Company or any of its subsidiaries.


Compliance with Section 16(a) of the Securities Exchange Act.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Executive Officers and Directors and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes of ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Such Officers, Directors and 10% shareholders are also required by SEC Rules to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of copies of such reports received, the Company believes that during the fiscal year ended September 30, 1995 all
Section 16(a) filing requirements applicable to its Officers, Directors and 10% shareholders were complied with.


         Classification of the Board of Directors and Related Matters

PROPOSALS 2 through 10

     To enhance continuity and stability of the Board of Directors and the policies formulated by the Board, the Board has unanimously approved and is proposing amendments to the Bylaws and the Certificate of Incorporation to provide for classification of the Board of Directors and certain related matters. The proposed amendments to the Bylaws will divide the Board of Directors into three classes, as nearly equal in number as possible who, after a transitional arrangement, will serve for three years, with one class being elected each year. In addition, the proposed amendments to the Bylaws and the Certificate of Incorporation provide that: (1) The size of the Board of Directors shall be no more than nine; (2) Directors may be removed only for cause by the majority vote of the Board then in office or by the vote of two thirds (2/3) of the outstanding shares entitled to vote in the election of Directors; (3) any vacancy on the board shall be filled by the remaining directors then in office, whether or not there is a quorum, only until the next annual meeting and thereafter until a successor shall be elected and shall qualify; (4) a special meeting of the shareholders may be called only by the Chairman of the Board or the President, and shall be called by the Chairman of the Board or the Corporate Secretary upon written request from a majority of the Board of Directors or two thirds (2/3) of the outstanding shares entitled to vote in the election of Directors;(5) Article III "Notice of Shareholder Business and Nominations" of the Bylaws of the Company be adopted as an Amendment to the Certificate of Incorporation; (6) Article XII - "Indemnification and Insurance" of the Company Bylaws shall be adopted as an Amendment to the Certificate of Incorporation; (7) The liability of Directors shall be limited to the fullest extent of the law; (8) the shareholder vote required to alter, amend or repeal the foregoing amendments shall be increased from a majority vote of the shareholders to two thirds (2/3) of the outstanding shares entitled to vote in the election of Directors.

     In the opinion of the Board of Directors, the proposed amendments are desirable to help ensure stability and continuity in the management of the Company's business and affairs. The Board of Directors also believes that the proposed amendments are desirable to help discourage hostile attempts to take control of the Company. While existing Federal and New York State laws provide some protection to shareholders in connection with attempts to acquire control of a corporation, neither the Company's Certificate of Incorporation nor the Bylaws presently contain provisions that could be characterized as specific "anti-takeover" provisions.

     The Board believes that substantial inequities can result to shareholders of a company that has become the target of takeover tactics. The threat of removal of the Company's Board in these situations could severely curtail its ability to negotiate effectively with a potential purchaser. The Board would be deprived of the time and information necessary to evaluate a takeover proposal, to study alternative proposals and to help maximize the price obtained in any transaction. Among other things, the Classified Board Amendments further reduce this threat to the removal of the Company's Board of Directors by classifying the Board so that only one-third of its members are elected each year. To provide additional protection, they also limit the circumstances in which a Director may be removed or replaced and special shareholders meetings may be called, as well as limiting the number of Directors to nine or less, limiting Director liability to the fullest extent of the law and extending Director indemnification so any proposal may be considered free of threats and coercion.

     The Board of Directors believes that, to the extent a proxy contest is part of a plan to acquire control of the Company, adoption of the Classified Board Amendments will encourage the purchaser to negotiate directly with the Company. Moreover, the Board believes that shareholders are more likely to be treated fairly in a transaction negotiated by directors than in one accomplished without the required approval of such directors. The Board also believes that it is in a better position, than individual shareholders of the Company, to negotiate effectively on behalf of all shareholders.

     The Board of Directors has carefully considered the potential adverse effects of the proposed amendments and has concluded that such adverse effects are substantially outweighed by the benefits the amendments would afford the Company and its shareholders.



                             PROPOSED AMENDMENTS

     The following description is qualified in its entirety by reference to the full text of the proposed amendments included in Exhibits A and B attached hereto. Exhibit A contains the proposed Amendments to the Bylaws and Exhibit B contains the proposed Amendments to the Certificate of Incorporation.

Classification of Board of Directors

     New York law provides that the Certificate of Incorporation or the Bylaws may provide that the Directors be divided into two, three or four classes, the terms of office of the Directors initially classified to be as follows: that of the first class to expire at the next annual meeting of shareholders; the second class at the second succeeding annual meeting; the third class, if any, at the third succeeding annual meeting; and the fourth class, if any, at the fourth succeeding annual meeting. The Company's Bylaws now provide for the election of all Directors annually. The proposed Amendment to Section 3 of
Article IV of the Bylaws provides for the creation of three separate classes of Directors. The classes will be equal in number, with each class including three Directors. Upon their initial election, the members of the first class of Directors will hold office for a term expiring at the next annual meeting of the shareholders after their election (1997), the members of the second class will hold office for a term expiring at the second annual meeting of shareholders after their election (1998) and the members of the third class will hold office for a term expiring at the third annual meeting of shareholders after their election (1999). At each annual meeting after 1996, shareholders will elect the successors of directors whose terms expire at such annual meeting. The same procedure would be repeated in each year, with the result that only approximately one-third of the whole Board of Directors would be elected each year.

Size of Board of Directors

     Article IV, Section 2 of the Bylaws presently provide that the number of Directors shall be nine. Under New York law the number of Directors may not be less than three and may be fixed by the Bylaws, or by action of the shareholders or the Board pursuant to the Bylaws. The proposed Amendment provides that the number of Directors shall be nine or less.

Removal of Directors; Filling vacancies on the Board of Directors

     The Bylaws currently provide that Directors may be removed for cause, by the action of the Board or the shareholders, or without cause only by the action of the shareholders. The proposed Amendment provides that a Director may be removed only for cause by the Board of Directors or by two thirds (2/3) vote of the shareholders. New York law provides that any or all of the directors of a corporation may be removed for cause by a vote of the shareholders and, if the Certificate of Incorporation or the Bylaws so provides, by action of the Board. Also, Directors may be removed without cause by vote of the shareholders if the Certificate of Incorporation or a Bylaw adopted by shareholders so provides. The proposed Amendment to Article IV, Section 5 of the Bylaws would preclude the holder of a majority of the outstanding shares from removing sitting directors and filling the vacancies with its own nominees before the completion of the Directors' terms.

     Section 4 Article IV of the Bylaws currently provides that any vacancy on the Board shall be filled for the unexpired term of the Director whose place is vacant. In order to conform to the requirements of New York law, it is proposed that section four of Article IV of the Bylaws be amended to provide that a director chosen by the Board to fill a vacancy shall serve only until the next annual meeting and thereafter until a successor shall be elected and shall qualify for the remainder of that unexpired term.

Special Shareholder Meetings

     Under the Company's current Bylaws, special meetings of the shareholders may be called by the Board of Directors, the President, and at the written request of the Board of Directors or shareholders owning a majority of the outstanding shares issued and outstanding. The proposed Amendment to Article II, Section 3 of the Bylaws would limit the calling of special shareholder meetings to the Chairman of the Board or the President, and the Chairman of the Board or the Corporate Secretary upon written request from a majority of the Board of Directors or two thirds (2/3) of the outstanding shares entitled to vote in the election of Directors. The proposed Amendment would prevent persons acquiring a majority of the outstanding shares from calling a special meeting for the purpose of removing Directors or making other proposals that could disrupt the continuity and stability of the Board and the policies of the Board.

Notice of Shareholder Business and Nominations

     The proposed Amendment to the Certificate of Incorporation would provide that Article III of the Bylaws "Notice of Shareholder Business and Nominations" be adopted as an Amendment to the Certificate of Incorporation. Under the present Article III of the Bylaws which is the proposed Amendment to the Certificate of Incorporation, in order for a shareholder to nominate an individual for election to the Company's Board of Directors, he or she must provide the Company with timely notice thereof, which notice shall include certain information concerning such nominee. To be timely, a shareholder's notice generally must be delivered to the Company's Secretary not later than the 60th day nor earlier than the 90th day prior to the first anniversary of the preceding year's annual meeting. A shareholder not complying with these Bylaw requirements will not be entitled to nominate any Director at a shareholder's meeting.

Indemnification and Insurance

     The proposed Amendment to the Certificate of Incorporation would provide that Article XII of the Bylaws "Indemnification and Insurance" be adopted as an Amendment to the Certificate of Incorporation. This indemnification provision is proposed as an Amendment to the Certificate of Incorporation so that a two-thirds (2/3) vote of the shareholders will be required to change it and to provide further protection for incumbent and future Directors. Such a provision is necessary to insure that all Directors will be encouraged to serve without fear of spurious litigation expenses or threats of litigation.

LIMITATION OF DIRECTORS' LIABILITY

     The proposed Amendment to the Certificate of Incorporation would provide that the personal liability of a Director to the corporation or its shareholders would be limited to the fullest extent provided by law which requires an adjudication that any acts or omissions of a Director be in bad faith, involve intentional misconduct, be a knowing violation of law, or be for personal gain or financial profit. This Amendment is proposed as a means to protect Directors from frivolous lawsuits and permit Directors to deliberate and make decisions without fear of spurious litigation.

Increased Shareholder Vote for Alteration, Amendment or Repeal of Proposed Amendments

     New York law provides that the Certificate of Incorporation of a corporation may contain provisions specifying a higher proportion of votes of the holders of shares that shall be necessary at any meeting of shareholders for the transaction of any business or any specified item of business, including amendments to the Certificate of Incorporation and the Bylaws, than the proportion prescribed by New York law in the absence of such provision (generally a majority of the voting power of the stock represented at a meeting at which a quorum is in attendance). Under New York law, an amendment to the Certificate of Incorporation generally requires authorization by a vote of the Board and approval by a vote of the holders of a majority of all outstanding shares entitled to vote thereon. Under New York law and the current Bylaws, an Amendment to the Bylaws generally requires authorization by a majority vote of the Board or a majority vote of the shareholders.

     The proposed Amendment to the Certificate of Incorporation would provide that the foregoing Amendments to the Bylaws and the Certificate of Incorporation could be amended or repealed only with approval of the holders of at least two-thirds (2/3) of the outstanding shares. The requirement of an increased shareholder vote is designed to prevent a shareholder with a simple majority of the voting power of the

Voting Stock from avoiding the requirements of the proposed Amendments by simply repealing them. It will also have the effect of giving the holders of one third (1/3) or more of the Company's outstanding shares a veto power over any changes in the proposed Amendments, even if these changes are favored by a majority of shareholders or the Board. In this regard, it should be noted that in the three most recent years the following percentages of the outstanding shares were represented at the annual meetings of shareholders 1993, 74%, 1994, 84%, 1995, 88%.

Vote Required for Adoption of the Amendments

     Under New York law, the affirmative vote of the holders of a majority of the Common Stock of the Corporation entitled to vote at the annual meeting of shareholders is required to adopt the proposed Amendments to the Bylaws or the Certificate of Incorporation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE ABOVE PROPOSED AMENDMENTS.

PROPOSAL 12.  SHAREHOLDER PROPOSAL

THE FOLLOWING PROPOSAL FROM SHAREHOLDER DAVID SILVER IS INCLUDED IN ITS ENTIRETY AS PRESENTED BY MR. SILVER. THE BOARD OF DIRECTORS HAS MADE NO DETERMINATION REGARDING ITS LEGALITY OR WHETHER IT IS APPROPRIATE UNDER LAW OR THE COMPANY'S BYLAWS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

DAVID SILVERS PROPOSAL TO BE INCLUDED IN THE COMPANY'S PROXY STATEMENT.

     That the following resolution with regard to rescindment and replacement of Bylaw Article XII - INDEMNIFICATION AND INSURANCE be presented for approval at the 1996 Annual Meeting of Shareholders of Microwave Filter Company, Inc. (the "Company") as follows:

     "RESOLVED, that Article XII - Indemnification and Insurance, approved, effective May 1, 1995, by the Board of Directors of the Company, be deleted in its entirety and that said Bylaw shall, from the date of its approval thenceforth, be deemed null and void and without effect; and it is further"

     "RESOLVED, that any and all obligations by the Company to claimants for reimbursement of legal expenses pursuant provisions of Article XII, as originally approved by the Board of Directors of the Company on May 11, 1994 and rescinded thereafter, and subsequently approved by the Board of Directors, effective May 1, 1995, are null and void and without effect, and that the Company shall seek to recover payments made to claimants for reimbursement of legal expenses pursuant to the provisions of said Article XII; and it is further"

     "RESOLVED, that a new Article XII - Indemnification and Insurance, be approved effective as of the 1996 Annual Meeting of Shareholders of the Company as follows:"

"ARTICLE XII - INDEMNIFICATION AND INSURANCE"

"1. INDEMNIFICATION

     (a) Indemnification of directors and officers shall be in accordance with the provisions of NY BCL 722(a) through (d) inclusive and as amended.
     (b) Nonexclusivity of indemnification of Directors and Officers Shall be in accordance with NY BCL 721 as amended."

"2. INSURANCE

     (a) Insurance for indemnification of Directors and Officers shall be in accordance with NY BCL 726(a) through (e) inclusive and as amended."

"3. PAYMENT OF EXPENSES

     (a) Payment of indemnification other than by Court award shall be in accordance with the provisions of NY BCL 723(a) through (c) inclusive and as amended.
     (b) Payment of indemnification of Directors and Officers by a Court shall be in accordance with the provisions of NY BCL 724(a) through (c) inclusive and as amended.

     (c) Other provisions affecting indemnification of Directors and Officers, and payment of indemnification thereto, shall be in accordance with the provisions of NY BCL 725(a) through (f) inclusive and as amended".

"4. AMENDMENT

     This Bylaw shall not be amended or rescinded without the approval of the holders of not less than a majority of the Corporation's outstanding stock entitled to vote thereon. This Bylaw will be operative upon acceptance, at the Annual Meeting in which it is presented for approval."

     Proponent's statement in support of the proposal to change the Bylaws governing Indemnification and Insurance.

     Proponent's identification: My name is David Silver and I am the beneficial owner of approximately 2.4% of the outstanding shares of Microwave Filter Company, Inc. stock. I am the former Chief Operating Officer and a seller of Chesterfield Products, Inc., the New Jersey filter company acquired by the Company in January, 1992. I have over 18 years of diversified experience in the filter industry.

     I propose that stockholders approve the resolutions and rescind and replace the Bylaw Article IX - Indemnification and Insurance because:

(1) The statutory requirements of New York Business Corporation Law (NY BCL) provide a more than adequate foundation for guiding the Company with regard to indemnification and insurance issues. NY BCL provides the framework for applying the principles of indemnification and insurance requirements.

(2) NY BCL allows the Company to indemnify Directors and Officers.  The current
Article XII compels the Company to do so.

(3) NY BCL places the burden on
claimant Directors and Officers to prove entitlement to reimbursement. The current Article XII places the burden of proof on the Company.

(4) NY BCL offers the Company some protection against a naked assault on the Company assets by a dubious claim for reimbursement. The current
Article XII may expose the Company to significant liability.

(5) NY BCL does not discriminate against any person, Officer or Director by name. The current Article XII specifically discriminates against Glyn and Emily Bostick, the founders and for approximately 25 years Directors and Officers of the Company. The current Article XII even denies indemnification to Communications & Energy ("C&E"), which happens to be owned by the Bosticks', even though C&E never had any association or affiliation with the Company. The question is not whether the Company can't or shouldn't seek a remedy if the Bostick's sought indemnification, but rather whether the Company should corrupt its Bylaws with special personal exclusions.

     In my opinion, the current Article XII is an entitlement program for Directors and Officers. In an age when entitlements in general are under attack, offering Directors and Officers a carte blanche entitlement to reimbursement regardless of the merit of the claim is self serving. With regard to the issue of discrimination against the Bosticks' within the body of the current Bylaw resolution, imagine what it would mean to you if the American Bill of Rights excluded certain classes of people from investing in the stock market based on race, ethnicity or religion!

     In my opinion, the current Article XII provides reckless Directors and/or Officers, who may be under legal attack for actions that may have merit, and that may not necessarily be in the best interests of the Company, or of its shareholders, with unrestrained opportunities to attack the assets of the Company through their entitlement to instant reimbursement.

     And, in my opinion, NY BCL provides the framework for applying the principles of indemnification and insurance regulations. The current Article XII just overlays applicable law with provisions for privilege and self service.

     This proposal reflects the concern of several outside shareholders, some of whom, like myself, are beneficial owners of the Company's stock, and representing approximately five (5%) percent of the Company's outstanding stock. If you agree that we need to purify the Company's Bylaw Article XII, then vote for this proposal. This proposal will become operative at the 1996 Annual Meeting.

                                Other Matters

      The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

                                                        THE BOARD OF DIRECTORS

Dated: February 20, 1996

                                  EXHIBIT A
                     PROPOSED AMENDMENTS TO THE BYLAWS TO
                  ESTABLISH A CLASSIFIED BOARD OF DIRECTORS
                     AND MAKE CERTAIN RELATED AMENDMENTS


PROPOSAL 6
     Section 3 of Article II of the Bylaws is amended to provide as follows:

     3.  Special Meetings
     Special meetings of the shareholders may be called by the Chairman of the Board of Directors or by the President, and shall be called by the Chairman of the Board or by the Secretary at the request in writing of a majority of the Board of Directors or two thirds (2/3) of the holders of the outstanding shares entitled to vote in the election of Directors. Such meetings shall be held at such time as may be fixed in the call and stated in the notice of meetings. Any such written request shall state the purpose or purposes of the proposed meeting.



PROPOSAL 3
     Section 2 of Article IV of the Bylaws is amended to provide as follows:

     2.  Number of Directors
     The number of directors shall be fixed at nine or less.



PROPOSAL 2
     Section 3 of Article IV of the Bylaws is amended to provide as follows:

     3.  Election and Term of Directors
     Directors shall be elected at each annual meeting of the shareholders, or, if no such election shall be held, at a meeting called and held in accordance with the statutes of the State of New York. Each Director shall be elected to hold office until the expiration of the term for which he is elected, and thereafter until a successor shall be elected and shall qualify. The directors shall be divided, with respect to the terms for which they severally hold office, into three classes, hereby designated as Class I, Class II and Class III. Each class shall have three directors and the three classes shall be as nearly equal in number as possible. The initial terms of office of the Class I, Class II and Class III directors, elected at the 1996 annual meeting of shareholders, shall expire at the next succeeding annual meeting of shareholders, the second succeeding annual meeting of shareholders and the third succeeding annual meeting of shareholders, respectively. At each annual meeting of shareholders after 1996 the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of shareholders to be held in the third year following the year of their election.



PROPOSAL 4
     Section 5 of Article IV of the Bylaws is amended to provide as follows:

     5. Removal of Directors
     Any of the directors may be removed from office, for cause only, by action of the Board of Directors or by vote of the shareholders holding two-thirds (2/3) of the outstanding shares entitled to vote in the election of Directors.



PROPOSAL 5
     Section 4 of Article IV of the Bylaws is amended to provide as follows:

     4.  VACANCIES
     Vacancies occurring in the board of Directors for any reason may be filled by vote of a majority of the directors then in office, although less than a quorum exists or a vote of the holders of two-thirds (2/3) of the outstanding shares entitled to vote in the election of Directors. A Director elected to fill a vacancy shall be elected to hold office until the next annual meeting of the shareholders and thereafter until a successor shall be elected and shall qualify.


CONFORMING AMENDMENT

     The foregoing Amendments also require a conforming Amendment to Article XIII of the Bylaws which shall read as follows:

     (a) Except as otherwise provided by these Bylaws or the Certificate of Incorporation, the Bylaws of the Corporation may be amended, repealed or adopted by vote of the holders of record of the shares at the time entitled to vote in the election of any Directors; provided that Section 3 of Article III, Sections 2, 3, 4, and 5 of Article IV and Section (a) of Article XIII of the Bylaws shall not be altered, amended or repealed and no provision inconsistent therewith shall be adopted without the affirmative vote of the holders of a least two-thirds (2/3) of the outstanding shares entitled to vote in the election of Directors. Except as otherwise provided above, Bylaws may also be amended, repealed, or adopted by the Board of Directors, but any Bylaw adopted by the Board may be amended or repealed by the shareholders entitled to vote thereon as herein above provided.

     (b) If any Bylaw regulating an impending election of Directors is adopted, amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of shareholders for the election of Directors the Bylaws so adopted, amended or repealed, together with a concise statement of the change made.

                                  EXHIBIT B
      PROPOSED CONFORMING AMENDMENTS TO THE CERTIFICATE OF INCORPORATION
                              IN CONNECTION WITH
                   CLASSIFICATION OF THE BOARD OF DIRECTORS

PROPOSAL 7

     The following is adopted as a new Section 6 of the Certificate of
Incorporation:

6.  Notice of Shareholder Business and Nominations
     A. Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the shareholders may be made at an annual meeting of the shareholders (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any shareholder of the Corporation who was a shareholder of record at the time of giving of notice provided for in this section of the Certificate of Incorporation , who is entitled to vote at the meeting and who complies with the notice procedures set forth in the Certificate of Incorporation.

     B. For nominations or other business to be properly brought before an annual meeting by a shareholder pursuant to clause (iii) of paragraph A of this section, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for shareholder action. To be timely, a shareholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of
(i) the 60th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above. Such shareholder's notice shall set forth (x) as to each person whom the shareholder proposes to nominate for election or re-election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (y) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (z) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made
(A) the name and address of such shareholder, as they appear on the Corporation's books, and of such beneficial owner and (B) the class and number of shares of the Corporation which are owned beneficially and of record by such shareholder and such beneficial owner.

     C. Notwithstanding anything in the second sentence of paragraph B of this section to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement of the Corporation naming all of the nominees for Director or specifying the size of the increased Board of Directors at least 70 days prior to the first anniversary of the preceding year's annual meeting, a shareholder's notice required by this section of the Certificate of Incorporation shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

     D. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of shareholders at which directors are to be elected pursuant to the Corporation's notice of meeting
(a) by or at the direction of the Board of Directors or (b) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any shareholder of the Corporation who is a shareholder of record at the time of giving of notice provided for in this Bylaw, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in the Bylaw. In the event the Corporation calls a special meeting of shareholders for the purpose of electing one or more directors to the Board of Directors, any such shareholder may nominate a person or persons (as the case may be), for election to such positions(s) as specified in the Corporation's notice of meeting, if the shareholder's notice required by paragraph B of this section shall be delivered to the Secretary at the principal executive office of the Corporation not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of (i) the 60th day prior to such special meeting or (ii) the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event, shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of shareholders notice.

     E. Only such persons who are nominated in accordance with procedures set forth in this section shall be eligible to serve as directors and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this section. Except as otherwise provided by law, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in the Certificate of Incorporation and, if any proposed nomination or business is not in compliance with this section to declare that such defective proposal or nomination shall be disregarded.

     F. For purposes of the Certificate of Incorporation "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 15 or 15(d) of the Exchange Act.

     G. Notwithstanding the foregoing provisions of this section a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this section. Nothing in this section shall be deemed to affect any rights (a) of shareholders to request inclusion of proposals in the Corporation's proxy statement pursuant to the Rule 14a-8 under the Exchange Act or (b) of the holders of any series of Preferred Stock to elect directors under specified circumstances.

PROPOSAL 8

     The following is adopted as a new section 7 of the Certificate of
Incorporation:

7.  INDEMNIFICATION AND INSURANCE
     A. The corporation shall indemnify to the fullest extent now or hereafter provided for or permitted by law each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, arbitration, alternative dispute resolution mechanism, investigation, administrative or legislative hearing or any other actual, threatened, pending or completed proceeding, whether civil or criminal, or whether formal or informal, and including an action by or in the right of the corporation or any other corporation, or any partnership, joint venture, trust, employee benefit plan or other enterprise, whether profit or non-profit (any such entity, other than the corporation being hereinafter referred to as an "Enterprise), and including appeals therein (any such process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a Director or Officer of the corporation, or (ii) while serving as a Director or Officer of the corporation, is or was serving, at the request of the corporation, as a Director, Officer, or in any other capacity, any other Enterprise, against any and all judgments, fines, penalties, amounts paid in settlement, and expenses, including attorneys' fees, actually and reasonably incurred as a result of or in connection with any Proceeding, or any appeal therein, except as provided in paragraph B below.

     B. No indemnification shall be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification shall be made with respect to any Proceeding initiated by any such person against the corporation, or a Director or Officer of the corporation, other than to enforce the terms of this section, unless such Proceeding was authorized by the Board of Directors. Further, no indemnification shall be made with respect to any settlement or compromise of any Proceeding unless and until the corporation has consented to such settlement or compromise.

     C. Written notice of any Proceeding for which indemnification may be sought by any person shall be given to the corporation as soon as practicable. The corporation shall then be permitted to participate in the defense of any such Proceeding or, unless conflicts of interest or position exist between such person and the corporation in the conduct of such defense, to assume such defense. In the event that the corporation assumes the defense of any such proceeding, legal counsel selected by the corporation shall be acceptable to such person. After such an assumption, the corporation shall not be liable to such person for any legal or other expenses subsequently incurred unless such expenses have been expressly authorized by the corporation. In the event that the corporation participates in the defense of any such Proceeding, such person may select counsel to represent such person in regard to such a Proceeding; however, such person shall cooperate in good faith with any request that common counsel be utilized by the parties to any Proceeding who are similarly situated, unless to do so would be inappropriate due to actual or potential differing interests between or among such parties.

     D. In making any determination regarding any person's entitlement to indemnification hereunder, it shall be presumed that such person is entitled to indemnification, and the corporation shall have the burden of proving the contrary.

     E. The corporation shall indemnify any employee and agent to the extent such person shall be entitled to indemnification by law by reason of being successful on the merits or otherwise in defense of any action to which such person is named a party by reason of being an employee or other agent of the corporation, and the corporation may further indemnify any such person if it is determined on a case by case basis by the Board of Directors that indemnification is proper in the specific case.

     F. Notwithstanding anything to the contrary in these Bylaws, no person shall be indemnified to the extent, if any, it is determined by the Board of Directors or by written opinion of legal counsel designated by the Board of Directors for such purpose that indemnification is contrary to applicable law.

     G. The corporation may, as the Board of Directors may direct, purchase and maintain such insurance on behalf of any person who is or at anytime has been a Director, Officer, employee or other agent of in a similar capacity with the corporation, or who is or at any time has been, at the direction or request of the corporation, a Director, trustee, Officer, president, manager, advisor, or other agent of Enterprise against any liability asserted against and incurred by such person.

     H. Except in the case of a Proceeding against a Director or Officer specifically approved by the Board of Directors, the corporation shall, subject to Paragraphs A through G above, pay all expenses incurred by or on behalf of a Director or Officer in defending any Proceeding in advance of the final disposition of such Proceeding. Such payments shall be made promptly upon receipt by the corporation, from time to time of a written demand of such person for such advancement, together with an undertaking by or on behalf of such person to repay any expenses so advanced to the extent that the person receiving the advancement is ultimately found not to be entitled to indemnification for part or all of such expenses.

     I. The rights to indemnification and advancement of expenses granted by or pursuant to this section 7 of the Certificate of Incorporation: (a) shall not limit or exclude, but shall be in addition to, any other rights which may be granted by or pursuant to any statute, corporate charter, by-law, resolution of shareholders or directors or agreement; (b) shall be deemed to constitute contractual obligations of the corporation only to any Director or Officer who is serving in a capacity referred to in Paragraph A at any time after the Effective Date of this Article XII of the Bylaws which shall be May 1, 1995 and upon compliance with Section 725 of the NY Business Corporation Law; (c) shall continue to exist after the repeal or modification of Article XII of the Bylaws or this section 7 of the Certificate of Incorporation with respect to events occurring after the Effective Date; and (d) shall continue as to a person who has ceased to be a Director or Officer after the Effective Date and shall inure to the benefit of the estate, spouse, heirs, executors, administrators or assigns of such person. It is the intent of this section 7 of the Certificate of Incorporation to require the corporation to indemnify the persons referred to herein for aforementioned judgments, fines, penalties, amounts paid in settlement, and expenses, including attorneys' fees, in each and every circumstance in which such indemnification could lawfully be permitted by express provision of bylaws, and the indemnification required by this section shall not be limited by the absence of any express recital of such circumstance.


PROPOSAL 9
     The following is adopted as a new section  8 of the Certificate of
Incorporation:

8.  DIRECTORS' LIABILITY
     To the fullest extent now or hereafter provided for or permitted by law, Directors shall not be liable to the corporation or its shareholders for damages for any breach of duty in their capacity as Directors, provided that such Director is not acting with bad faith, intentional misconduct, a knowing violation of law, or personal gain.


PROPOSAL 10
     The following is adopted as a new section 9 of the Certificate of
Incorporation:

9.  SHAREHOLDER VOTE REQUIRED TO ALTER, AMEND OR REPEAL
     Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least two thirds (2/3) of the outstanding shares entitled to vote in the election of Directors shall be required to alter, amend or repeal this Certificate of Incorporation or Section 3 of Article II, and Sections 2, 3, 4 and 5 of Article IV.

                             PROXY

This proxy Is Solicited by The Board of Directors of Microwave Filter Company, Inc.

            Proxy for 1996 Annual Meeting of Shareholders

The undersigned hereby appoints Louis Misenti and Carl Fahrenkrug proxies of the undersigned, with full power of substitution, to vote shares of common stock of the Company which the undersigned is entitled to vote at the 1996 Annual Meeting of the Shareholders to be held on Monday, March 11, 1996 at 10:00 a.m. and any adjournments thereof as follows:

 (1)  ELECTION OF DIRECTORS
        Instructions:  To vote for all nominees, place an X in box number 1.
                       To withhold authority to vote for any individual nominee, place an X in box number 2, and draw a line through his/her name in the list below.

                      1. __ For All Nominees
                      2. __ For All Nominees Except Those With A Line Through
                            Their Name

    CLASS I                   CLASS II                      CLASS III
 Trudi B. Artini           Robert Andrews             Carl F. Fahrenkrug, PE
 Milo Peterson             Sidney Chong               Daniel Galbally
 David Robinson, MD        Louis Misenti              Frank S. Markovich

THIS PROXY WILL BE VOTED AS DIRECTED.   IF NO DIRECTION IS GIVEN, THIS PROXY
WILL BE VOTED FOR PROPOSAL (1), (2), (3), (4), (5), (6), (7), (8), (9), (10),
AND (11), AND AGAINST PROPOSAL (12).

NOTE: Please date and sign exactly as name or names appear on the reverse side and return in the enclosed postage paid envelope.

 (2) Proposal to ratify the Amendment to the Bylaws to provide for the classification of the Board of Directors into three classes.

        The Board of Directors recommends a vote FOR this proposal.
                 FOR __     AGAINST  __   ABSTAIN  __

 (3) Proposal to ratify the Amendment to the Bylaws to provide that the size of the Board of Directors shall be nine or less.

        The Board of Directors recommends a vote FOR this proposal.
                 FOR __     AGAINST  __   ABSTAIN  __


(4) Proposal to ratify the Amendment to the Bylaws that Directors may be removed only for cause by a majority vote of the Board then in office or by a two-thirds (2/3) vote of the shareholders.

        The Board of Directors recommends a vote FOR this proposal.
                 FOR __     AGAINST  __   ABSTAIN  __


 (5) Proposal to ratify the Amendment to the Bylaws that any vacancy on the Board shall be filled by the remaining Directors then in office, whether or not there is a quorum, only until the next annual meeting and thereafter until a successor shall be elected and shall qualify.

        The Board of Directors recommends a vote FOR this proposal.
                 FOR __     AGAINST  __   ABSTAIN  __


 (6) Proposal to ratify the Amendment to the Bylaws to provide that a special meeting of the shareholders may be called by the Chairman of the Board or the President and shall be called by the Chairman of the Board or the Corporate Secretary upon written request from a majority of the Board of Directors or two thirds (2/3) of the outstanding shares entitled to vote in the election of Directors.

        The Board of Directors recommends a vote FOR this proposal.
                 FOR __     AGAINST  __   ABSTAIN  __

 (7) Proposal to ratify the Amendment to the Certificate of Incorporation to provide that advance notice of shareholder nominations for the election of Directors and of shareholder proposals for action at annual and special shareholder meetings shall be given and certain information shall be provided with respect to shareholder nominees and shareholder proposals. This proposed Amendment to the Certificate of Incorporation currently exists as Article III "Notice of Shareholder Business and Nominations" of the Bylaws.

        The Board of Directors recommends a vote FOR this proposal.
                 FOR __     AGAINST  __   ABSTAIN  __

 (8) Proposal to ratify the Amendment to the Certificate of Incorporation regarding the indemnification and insurance for Directors and Officers which currently exists as a Bylaw of the Company entitled Article XII -
"Indemnification and Insurance".

        The Board of Directors recommends a vote FOR this proposal.
                 FOR __     AGAINST  __   ABSTAIN  __


 (9) Proposal to ratify the Amendment to the Certificate of Incorporation to provide that Directors' liability to the Company or its shareholders shall be limited to the fullest extent permitted by law.

        The Board of Directors recommends a vote FOR this proposal.
                 FOR __     AGAINST  __   ABSTAIN  __


(10) Proposal to ratify the Amendment to the Certificate of Incorporation to provide that the shareholder vote required to alter, amend or repeal the foregoing Amendments is increased from a majority vote of the shareholders to two thirds (2/3) of the outstanding shares entitled to vote in the election of Directors.

        The Board of Directors recommends a vote FOR this proposal.
                 FOR __     AGAINST  __   ABSTAIN  __


(11) ProposaL to ratify the appointment of Coopers & Lybrand L.L.P. as the Company's independent auditors for the fiscal year ending September 30, 1996.

        The Board of Directors recommends a vote FOR this proposal.
                 FOR __     AGAINST  __   ABSTAIN  __


(12) Proposal to ratify the proposed shareholder resolution by Mr. David Silver, with regard to the rescindment and replacement of Bylaw Article XII "Indemnification and Insurance".

        The Board of Directors recommends a vote AGAINST this proposal.
                 FOR __     AGAINST  __   ABSTAIN  __


In their discretion, the proxies are authorized to vote upon other matters properly coming before the meeting or any adjournments thereof.

This proxy will be voted as directed by the undersigned. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL (1), (2), (3), (4), (5), (6),
(7), (8), (9), (10), AND (11), AND AGAINST PROPOSAL (12).

NOTE: Please date and sign exactly as your name or names appear below and return in the enclosed postage paid envelope.

When signing as an Attorney, Executor, Trustee, Guardian or Officer of a Corporation, please give title as such.

                                         ____________________________
                                         Signature

                                         ____________________________
                                         Signature if held jointly

IMPORTANT:  To assist the Company in planning the Annual Meeting please check
the following: I plan to attend the Annual Meeting _____        I do not plan
to attend the Annual Meeting_____